                                                                Exhibit 10.12(h)

                             PLANVISTA CORPORATION

                      FOURTH AMENDMENT AND LIMITED WAIVER
                            TO FORBEARANCE AGREEMENT

     THIS FOURTH AMENDMENT AND LIMITED WAIVER TO FORBEARANCE AGREEMENT (this "Amendment to Forbearance Agreement") is dated as of December 14, 2001, by and among PLANVISTA CORPORATION (f/k/a HEALTHPLAN SERVICES CORPORATION), a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001, the Limited Waiver and Consent thereto dated as of May 4, 2001, the Limited Waiver and Extension thereto dated as of June 15, 2001, the Third Amendment and Limited Waiver thereto dated as of July 2, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement") and (ii) that certain Forbearance Agreement dated as of September 1, 2001 by and among the Borrower, the Credit Parties listed on the signature pages thereto, the Lenders and the Administrative Agent (as amended by the First Amendment thereto dated as of September 30, 2001, the Second Amendment and Limited Waiver thereto dated as of October 19, 2001, the Third Amended and Limited Waiver thereto dated as of November 11, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Forbearance Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Forbearance Agreement, except to the extent not defined herein or therein such terms shall have the meanings ascribed to them in the Credit Agreement.

                                R E C I T A L S
                                ---------------

     A. Each of the Existing Events of Default listed in clause A of the recitals to the Forbearance Agreement is continuing.

     B. The Borrower has requested that the Administrative Agent and the Lenders enter into this Amendment to Forbearance Agreement, and the Administrative Agent and the Lenders have agreed to do so, but only to the extent, and on the terms, set forth expressly below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

                                   SECTION 2.
                                ACKNOWLEDGMENTS

     A. The Borrower and each other Credit Party acknowledges that each of the Existing Events of Default is continuing.

     B. The Borrower and each other Credit Party acknowledges and agrees with the Administrative Agent and each of the Lenders that: (i) it has no claim or cause of action against the Administrative Agent or any of the Lenders (or any of the Administrative Agent's or any Lender's directors, officers, shareholders, employees, agents or affiliates); and (ii) it has no offset, right, counterclaim or defense of any kind against or with respect to any of the Obligations. The Administrative Agent and each of the Lenders desire (and the Borrower and each other Credit Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Administrative Agent or any of the Lenders. Therefore, the Borrower and each other Credit Party on behalf of itself and each of its Subsidiaries and Affiliates unconditionally, freely, voluntarily and after consultation with counsel releases, waives and forever discharges the Administrative Agent and each of the Lenders, and their respective directors, officers, shareholders, employees, agents and affiliates, (x) from any and all claims, liabilities, obligations, duties, promises or indebtedness of any kind (if any), known or unknown, and (y) from all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or any of the other Credit Parties might otherwise have against the Administrative Agent or any of the Lenders or any of the Administrative Agent's or any of the Lenders' directors, officers, shareholders, employees, agents or affiliates, in either case set forth in clauses (x) or (y) above in this Section 2.B, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed arose or occurred at any time prior to the date hereof.

     C. The Borrower and each other Credit Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Documents, to the Administrative Agent, for itself and on behalf of the several Lenders, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all collateral heretofore pledged as security for the Obligations, continues to be and remain collateral for the Obligations from and after the date hereof. Without limiting the foregoing, the Borrower and each other Credit Party acknowledges and agrees that, pursuant and subject to the Security Documents, the Administrative Agent, for itself and on behalf of all of the Lenders, is entitled to receive and apply all proceeds of Collateral.

                                   SECTION 3.
                     AMENDMENT TO THE FORBEARANCE AGREEMENT

     A.  Amendment to Section 3.A. Section 3.A of the Forbearance Agreement is
         ------------------------
hereby amended to delete the date "December 14, 2001" appearing in the sixth line thereof and substitute therefor the date "January 31, 2002".

     B.  Amendment to Section 5.A. Section 3.A of the Forbearance Agreement is
         ------------------------
hereby amended to delete the date "December 15, 2001" appearing in the fifth line thereof and substitute therefor the date "January 31, 2002".

                                   SECTION 4.
                  LIMITED WAIVERS TO THE FORBEARANCE AGREEMENT

     A.  Forbearance Period Interest Payments. On the basis of the
         ------------------------------------
representations and warranties contained in this Amendment to Forbearance Agreement, and subject to the terms and conditions of this Amendment to Forbearance Agreement, the Administrative Lenders and Lenders hereby agree to waive until January 31, 2002, compliance with the proviso appearing at the end of Section 3.B solely with respect to payments in respect of interest on the Loans due October 31, 2001, November 30, 2001 and December 31, 2001.

     B.  Payments With Respect to Subject Obligations. On the basis of the
         --------------------------------------------
representations and warranties contained in this Amendment to Forbearance Agreement, and subject to the terms and conditions of this Amendment to Forbearance Agreement, the Administrative Lenders and Lenders hereby agree to waive until January 31, 2002, compliance with Section 5.A(3) of the Forbearance Agreement relating to minimum aggregate payments with respect to the Subject Obligations as of October 31, 2001 and November 30, 2001.

                                   SECTION 5.
                              LIMITATION OF WAIVER

     Except as expressly provided in this Amendment to Forbearance Agreement, the Forbearance Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Without limiting the generality of the provisions of Section 10.B of the Forbearance Agreement and Section 13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 3.B and 5.A(3) of the Forbearance Agreement in manner and to the extent described above and nothing in this Amendment to Forbearance Agreement shall be deemed or otherwise construed to:

         (1) constitute a waiver of, or consent to or a modification or amendment of (i) Sections 3.B and 5.A(3) of the Forbearance Agreement in any other instance or (ii) any other term or condition of the Forbearance Agreement or any other Loan Document;

         (2) prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Forbearance Agreement or the other Loan Documents;

         (3) constitute a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the

Forbearance Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or

         (4) constitute a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                                   SECTION 6.
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Administrative Agent and Lenders to enter into this Amendment to Forbearance Agreement, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

     A.  Authorization; Binding Obligations. Each Credit Party has all requisite
         ----------------------------------
corporate power and authority to enter into this Amendment to Forbearance Agreement. The execution, delivery and performance of this Amendment to Forbearance Agreement have been duly authorized by all necessary corporate action by each Credit Party. This Amendment to Forbearance Agreement has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). The Credit Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     B.  Incorporation of Representations.  Each representation and warranty of
         --------------------------------
each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (as defined below) to the same extent as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

     C.  Absence of Defaults.  Other than the Existing Events of Default,
         -------------------
no event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment to Forbearance Agreement that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment to Forbearance Agreement.

     D.  Financial Projections.  All financial projections concerning the
         ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of

Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

     E.  Performance. The Borrower has performed in all material respects
         -----------
all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                   SECTION 7.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

     The Borrower and each other Credit Party executing a counterpart hereto agrees to and acknowledges the terms and provisions of this Amendment to Forbearance Agreement and confirms that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment to Forbearance Agreement, except as specifically provided herein. The Borrower and each other Credit Party executing a counterpart hereof represents and warrants that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                   SECTION 8.
                          CONDITIONS TO EFFECTIVENESS

     This Amendment to Forbearance Agreement shall become effective as of the date hereof (the "Fourth Amendment Effective Date") only upon receipt of the following by the Administrative Agent:

         (1) counterparts hereof duly executed by each Credit Party and the Required Lenders and written or telephonic notification of such execution and authorization of delivery thereof;

         (2) evidence satisfactory to it that the maturity date of each of the Subordinated Notes (as defined in the Limited Waiver and Consent dated as of April 30, 2001 (the "April Waiver")) issued in connection with the Director Loans (as defined in the April Waiver) has been extended to January 31, 2002; and

         (3) such other documents as the Administrative Agent may reasonably require.

                                   SECTION 9.
                                 MISCELLANEOUS

     A.  Effect of Amendment.  Except as specifically provided herein, this
         -------------------
Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Forbearance Agreement, the Credit Agreement or the other Loan Documents, and all terms and conditions of the Forbearance Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

     On and after the Fourth Amendment Effective Date, each reference in the Forbearance Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Forbearance Agreement, and each reference in the Credit Agreement or other Loan Documents to the "Forbearance Agreement", "thereunder", "thereof", or words of like import referring to the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement as modified by this Amendment.

     B.  Fees and Expenses.  The Borrower and each other Credit Party ratify
         -----------------
and affirm their reimbursement and indemnification obligations under Section
13.2 of the Credit Agreement, including its obligation to pay all legal and other fees and expenses incurred by the Administrative Agent and each of the Lenders in connection with the negotiation, implementation, execution and enforcement of this Amendment to Forbearance Agreement and any acts contemplated hereby. Nothing herein shall be construed to limit, affect, modify or alter the Borrower's obligations under Credit Agreement or elsewhere under the Loan Documents or the Subsidiary Guarantors' obligations under the Subsidiary Guaranty Agreement.

     C.  No Waiver of Rights Under Loan Documents.  Any negotiation heretofore
         ----------------------------------------
or hereafter and any action undertaken pursuant to this Amendment to Forbearance Agreement or any Loan Document or during the Forbearance Period shall not constitute a waiver of any Default or Event of Default (including without limitation any Existing Event of Default) or of any Administrative Agent's or Lender's rights or remedies under the Loan Documents or this Amendment to Forbearance Agreement or prejudice any Administrative Agent's or Lender's rights under the Loan Documents or this Amendment to Forbearance Agreement except to the extent specifically set forth herein. No party shall be bound by any oral agreement, and no rights or liabilities, either expressed or implied, shall arise on the part of any party, or any third party, until and unless the agreement on any given issue has been reduced to a written agreement executed in accordance with the provisions of Section 13.12 of the Credit Agreement. Furthermore, the parties agree that this Amendment to Forbearance Agreement may be amended, replaced or supplemented only by a written agreement executed in accordance with the provisions of Section 13.12 of the Credit Agreement.

     D.  No Waiver of Remedies.  The Administrative Agent and each Lender
         ---------------------
expressly reserves any and all rights and remedies available to it under this Amendment to Forbearance Agreement, the Loan Documents, any other agreement or at law or in equity or otherwise. No failure to exercise, or delay by the Administrative Agent or any Lender in exercising, any right, power or privilege hereunder or under any Loan Document shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Amendment to Forbearance Agreement and the Loan Documents are cumulative and not exhaustive of each other or of any right or remedy provided by law or equity or otherwise. No notice to or demand upon the Borrower, in any instance shall, in itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to any other or further action in any circumstance without notice or demand.

     E.  No Commitment.  This Amendment to Forbearance Agreement is not intended
         -------------
as a commitment by the Administrative Agent or the Lenders to modify the Loan Documents in any respect or otherwise, except as expressly provided herein, and the Administrative Agent and the Lenders hereby specifically confirm that they make no such commitment and specifically advise that no action should be taken by the Borrower based upon any understanding that such a commitment exists or on any expectation that any such commitment will be made in the future.

     F.  Time is of the Essence.  Time shall be of the strictest essence in the
         ----------------------
performance of each and every one of the Borrower's obligations hereunder and under the Loan Documents, including without limitation, the obligations to make payments to the Administrative Agent and Lenders, to furnish information to the Administrative Agent and Lenders and to comply with all reporting requirements.

     G.  Voluntary Agreement.  Each of the Borrower, the Subsidiary Guarantors,
         -------------------
the Administrative Agent and the Lenders understands that this is a legally binding agreement that may affect such party's rights. Each represents to the other that it has received legal advice from counsel of its choice in connection with the negotiation, drafting, meaning and legal significance of this Amendment to Forbearance Agreement and that it is satisfied with its legal counsel and the advice received from it. The Borrower and each other Credit Party (i) has entered into this Amendment to Forbearance Agreement freely and voluntarily, without coercion, duress, distress or undue influence by the Administrative Agent or the Lenders or any other person or entity affiliated with the Borrower or the other Credit Parties or any of their respective directors, offices, partners, agents or employees and (ii) acknowledges and agrees that the terms and provisions of this Amendment to Forbearance Agreement do not conflict with and are consistent with the manner in which it has determined to conduct its affairs. The Borrower and each other Credit Party acknowledges and agrees that this Amendment to Forbearance Agreement is a Loan Document.

     H.  Construction.  Should any provision of this Amendment to Forbearance
         ------------
Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms of this Amendment to Forbearance Agreement shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.

     I.  Entire Agreement; Other Matters.  This Amendment to Forbearance
         -------------------------------
Agreement constitutes the entire agreement of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders concerning the subject matter hereof, and all prior or contemporaneous understandings, oral representations or agreements had among the parties with respect to the subject matter hereof are merged in, and are contained in, this Amendment to Forbearance Agreement. This Amendment to Forbearance Agreement is not intended to confer any rights or benefits on any parties other than the parties hereto and their respective successors and assigns. If any provision of this Amendment to Forbearance Agreement shall be unenforceable under applicable law, such provision shall be ineffective without invalidating the remaining provisions of this Amendment to Forbearance Agreement.

     J.  Binding Agreement.  On and as of the Fourth Amendment Effective Date,
         -----------------
this Amendment to Forbearance Agreement shall be effective as to and for the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders, and thereupon shall be binding upon and inure to the benefit of each of such signatory parties and their respective heirs, successors and assigns, except that neither the Borrower nor any Subsidiary Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and each of the Lenders.

     K.  Effect on Loan Documents.  The Credit Agreement and other Loan
         ------------------------
Documents, including the Subsidiary Guaranty Agreement, continue in full force and effect in accordance with their respective terms. Nothing contained herein shall constitute a waiver of any Existing Event of Default or future Default or Event of Default.

     L.  Headings.  Section and subsection headings in this Amendment to
         --------
Forbearance Agreement are included herein for convenience of reference only and shall not constitute a part of Amendment to Forbearance Agreement for any other purpose or be given any substantive effect.

     M.  Applicable Law.  THIS AMENDMENT TO FORBEARANCE AGREEMENT AND THE RIGHTS
         --------------
AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     N.  Counterparts.  This Amendment to Forbearance Agreement may be executed
         ------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Forbearance Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent

                              By: /s/ Matthew Berk
                                  -----------------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer

                              CREDIT LYONNAIS, NEW YORK BRANCH,
                              as a Lender

                              By: /s/ John Charles Van Essche
                                  -----------------------------------------
                                  Name:  John Charles Van Essche
                                  Title: Vice President

                              SUNTRUST BANK, as a Lender

                              By: /s/ Samuel M. Ballesteros
                                  -----------------------------------------
                                  Name:  Samuel M. Ballesteros
                                  Title: Director

                              FLEET NATIONAL BANK, as a Lender

                              By: /s/ Fred P. Lucy, II
                                  -----------------------------------------
                                  Name:  Fred P. Lucy, II
                                  Title: Vice President

                              SOUTHTRUST BANK, as a Lender

                              By: /s/ B. E. Dishman
                                  -----------------------------------------
                                  Name:  B. E. Dishman
                                  Title: Group Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a
                              Lender

                              By: /s/ James S. Cunningham /s/ John McMahan
                                 ----------------------------------------
                                 Name:  James S. Cunningham  John McMahan
                                 Title: Managing Director    Vice President
                                        Chief Risk Officer

                              BANK OF AMERICA, N.A., as a Lender

                              By: /s/ Joseph M. Martens
                                 ---------------------------------
                                 Name:  Joseph M. Martens
                                 Title: Senior Vice President

                              AMSOUTH BANK, as a Lender

                              By: /s/ William R. Hoog
                                 ---------------------------------
                                 Name:  William R. Hoog
                                 Title: Vice president

                              HIBERNIA NATIONAL BANK, as a Lender

                              By: /s/ Tammy Angelety
                                 ---------------------------------
                                 Name:  Tammy Angelety
                                 Title: Vice President

                              FIFTH THIRD BANK, CENTRAL OHIO, as a
                              Lender

                              By: /s/ Mark Ransom
                                 ---------------------------------
                                 Name:  Mark Ransom
                                 Title:    Vice President

                              BORROWER:

                              PLANVISTA CORPORATION, as Borrower

                              By: /s/ Phillip S. Dingle
                                 ---------------------------------
                                 Phillip S. Dingle
                                 Chairman and Chief Executive Officer

                              OTHER CREDIT PARTIES:

                              PLANVISTA SOLUTIONS, INC. (f/k/a
                              NATIONAL PREFERRED PROVIDER
                              NETWORK, INC.)



                              By: /s/ Phillip S. Dingle
                                 ----------------------------------
                                 Phillip S. Dingle
                                 Chief Executive Officer

                              NATIONAL NETWORK SERVICES, INC.

                              By: /s/ Phillip S. Dingle
                                 ----------------------------------
                                 Phillip S. Dingle
                                 Secretary and Treasurer

                              QUALITY MEDICAL ADMINISTRATORS, INC.

                              By: /s/ Phillip S. Dingle
                                 ----------------------------------
                              Phillip S. Dingle
                              Secretary and Treasurer

                              HPS OF DELAWARE LLC (f/k/a CENTRA
                              HEALTHPLAN LLC)

                              By: /s/ Phillip S. Dingle
                                 ----------------------------------
                                 Phillip S. Dingle
                                 President

                              HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                              BENEFIT SERVICES,INC.)

                              By: /s/ Phillip S. Dingle
                                 -----------------------------------
                                 Phillip S. Dingle
                                 President

                              HPS OF MISSOURI, INC. (f/k/a REH
                              AGENCY OF MISSOURI, INC.)

                              By: /s/ Phillip S. Dingle
                                 ----------------------
                                 Phillip S. Dingle
                                 Secretary and Treasurer

                             PLANVISTA CORPORATION

                      FIFTH AMENDMENT AND LIMITED WAIVER
                           TO FORBEARANCE AGREEMENT

          THIS FIFTH AMENDMENT AND LIMITED WAIVER TO FORBEARANCE AGREEMENT (this "Amendment to Forbearance Agreement") is dated as of January 31, 2002, by and among PLANVISTA CORPORATION (f/k/a HEALTHPLAN SERVICES CORPORATION), a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001, the Limited Waiver and Consent thereto dated as of May 4, 2001, the Limited Waiver and Extension thereto dated as of June 15, 2001, the Third Amendment and Limited Waiver thereto dated as of July 2, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement") and (ii) that certain Forbearance Agreement dated as of September 1, 2001 by and among the Borrower, the Credit Parties listed on the signature pages thereto, the Lenders and the Administrative Agent (as amended by the First Amendment thereto dated as of September 30, 2001, the Second Amendment and Limited Waiver thereto dated as of October 19, 2001, the Third Amendment and Limited Waiver thereto dated as of November 11, 2001, the Fourth Amendment and Limited Waiver thereto dated as of December 14, 2001, and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Forbearance Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Forbearance Agreement, except to the extent not defined herein or therein such terms shall have the meanings ascribed to them in the Credit Agreement.

                                R E C I T A L S
                                ---------------

          A. Each of the Existing Events of Default listed in clause A of the recitals to the Forbearance Agreement is continuing.

          B. The Borrower and the Administrative Agent and Lenders have agreed in principle to the terms set forth in that certain Proposed Summary of Key Terms and Conditions for Restructured Credit Facilities (the "Term Sheet") which summarizes certain significant terms and conditions of a restructuring of the existing credit facilities outstanding under the Credit Agreement and the Forbearance Agreement (the "Restructuring").

          C. The Borrower has requested that the Administrative Agent and Lenders enter into this Amendment to Forbearance Agreement in order to, among other things, permit additional time to consummate the Restructuring, and the Administrative Agent and the Lenders have agreed to do so, but only to the extent, and on the terms, set forth expressly below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

                                  SECTION 1.

                                ACKNOWLEDGMENTS

          A. The Borrower and each other Credit Party acknowledge that each of the Existing Events of Default is continuing.

          B. Each of the Borrower and each other Credit Party acknowledges and agrees with the Administrative Agent and each of the Lenders that: (i) it has no claim or cause of action against the Administrative Agent or any of the Lenders (or any of the Administrative Agent's or any Lender's directors, officers, shareholders, employees, agents or affiliates); and (ii) it has no offset, right, counterclaim or defense of any kind against or with respect to any of the Obligations. The Administrative Agent and each of the Lenders desire (and the Borrower and each other Credit Party agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Administrative Agent or any of the Lenders. Therefore, each of the Borrower and each other Credit Party on behalf of itself and each of its Subsidiaries and Affiliates unconditionally, freely, voluntarily and after consultation with counsel releases, waives and forever discharges the Administrative Agent and each of the Lenders, and their respective directors, officers, shareholders, employees, agents and affiliates,
(x) from any and all claims, liabilities, obligations, duties, promises or indebtedness of any kind (if any), known or unknown, and (y) from all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or any of the other Credit Parties might otherwise have against the Administrative Agent or any of the Lenders or any of the Administrative Agent's or any of the Lenders' directors, officers, shareholders, employees, agents or affiliates, in either case set forth in clauses (x) or (y) above in this Section 1.B, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed arose or occurred at any time prior to the date hereof.

          C. The Borrower and each other Credit Party hereby ratify and reaffirm the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Documents, to the Administrative Agent, for itself and on behalf of the several Lenders, as collateral security for the Obligations, and acknowledge that all of such Liens and security interests, and all collateral heretofore pledged as security for the Obligations, continue to be and remain collateral for the Obligations from and after the date hereof. Without limiting the foregoing, the Borrower and each other Credit Party acknowledge and agree that, pursuant and subject to the Security Documents, the Administrative Agent, for itself and on behalf of all of the Lenders, is entitled to receive and apply all proceeds of Collateral.

                                  SECTION 2.
                    AMENDMENT TO THE FORBEARANCE AGREEMENT

          A.   Amendment to Section 3.A. The first sentence of Section 3.A of
               ------------------------
the Forbearance Agreement is hereby amended and restated in its entirety as follows:

     "Subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Sections 4 and 5 of this Agreement, the Administrative Agent and the Lenders signatory hereto (the 'Forbearing Lenders') agree to forbear from taking Enforcement Actions in respect of the Obligations as a result of the Existing Events of Default for the period (the 'Forbearance Period') from the date hereof through and including the earlier of: (i) March 15, 2002; (ii) the date upon which the Borrower indicates, or the Administrative Agent determines in its sole discretion, that the Borrower is unable to consummate the Restructuring; or
     (iii) the date upon which any of the Forbearance Conditions is not satisfied or ceases to continue to be satisfied (the earlier of clause (i), (ii) or (iii) being referred to as the 'Forbearance Termination Date')."

          B.   Amendment to Section 5.A.  Clause (3) of Section 5.A of the
               ------------------------
Forbearance Agreement is hereby amended to delete the date "January 31, 2002" appearing in the fifth line thereof and substitute therefor the phrase "the Forbearance Termination Date".

                                  SECTION 3.
                 LIMITED WAIVERS TO THE FORBEARANCE AGREEMENT

          A.   Forbearance Period Interest Payments.  On the basis of the
               ------------------------------------
representations and warranties contained in this Amendment to Forbearance Agreement, and subject to the terms and conditions of this Amendment to Forbearance Agreement, the Administrative Agent and the Lenders hereby agree to waive until the Forbearance Termination Date, compliance with the proviso appearing at the end of Section 3.B of the Forbearance Agreement solely with respect to payments in respect of interest on the Loans due October 31, 2001, November 30, 2001, December 31, 2001, January 31, 2002 and February 28, 2002; provided that, notwithstanding anything to the contrary in the Forbearance
--------
Agreement on the last day of each month commencing February 28, 2002 and continuing until the Forbearance Termination Date, the Borrower shall pay, in cash, interest on a portion of the unpaid principal of each Loan owing to each Lender as if the Restructuring under the Term Sheet has been consummated (a rate per annum equal to the Base Rate plus one percent (1%) on an outstanding
                                 ----
principal amount of Loans equal to $40,000,000).

          B.   Payments With Respect to Subject Obligations.  On the basis of
               --------------------------------------------
the representations and warranties contained in this Amendment to Forbearance Agreement, and subject to the terms and conditions of this Amendment to Forbearance Agreement, the Administrative Agent and Lenders hereby agree to waive until the Forbearance Termination

Date, compliance with Section 5.A(3) of the Forbearance Agreement relating to minimum aggregate payments with respect to the Subject Obligations.

                                  SECTION 4.
                             LIMITATION OF WAIVER

          Except as expressly provided in this Amendment to Forbearance Agreement, the Forbearance Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Without limiting the generality of the provisions of Section 10.B of the Forbearance Agreement and
Section 13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 3.B and 5.A(3) of the Forbearance Agreement in manner and to the extent described above and nothing in this Amendment to Forbearance Agreement shall be deemed or otherwise construed to:

               (1) constitute a waiver of, or consent to or a modification or amendment of (i) Sections 3.B and 5.A(3) of the Forbearance Agreement in any other instance or (ii) any other term or condition of the Forbearance Agreement or any other Loan Document;

               (2) prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Forbearance Agreement or the other Loan Documents;

               (3) constitute a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Forbearance Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or

               (4) constitute a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                                  SECTION 5.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Amendment to Forbearance Agreement, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A.   Authorization; Binding Obligations.  Each Credit Party has all
               ----------------------------------
requisite corporate power and authority to enter into this Amendment to Forbearance Agreement. The execution, delivery and performance of this Amendment to Forbearance Agreement have been duly authorized by all necessary corporate action by each Credit Party. This Amendment to Forbearance Agreement has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). The Credit Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B.   Incorporation of Representations.  Each representation and
               --------------------------------
warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date (as defined below) to the same extent as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C.   Absence of Defaults.  Other than the Existing Events of Default,
               -------------------
no event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment to Forbearance Agreement that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment to Forbearance Agreement.

          D.   Financial Projections.  All financial projections concerning the
               ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E.   Performance. The Borrower has performed in all material
               -----------
respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                  SECTION 6.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          Each of the Borrower and each other Credit Party executing a counterpart hereto agrees to and acknowledges the terms and provisions of this Amendment to Forbearance Agreement and confirms that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment to Forbearance Agreement, except as specifically provided herein. Each of the Borrower and each other Credit Party executing a counterpart hereof represents and warrants that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                  SECTION 7.
                          CONDITIONS TO EFFECTIVENESS

          This Amendment to Forbearance Agreement shall become effective as of the date hereof (the "Fifth Amendment Effective Date") only upon receipt of the following by the Administrative Agent:

               (1) counterparts hereof duly executed by each Credit Party and the Required Lenders and written or telephonic notification of such execution and authorization of delivery thereof;

               (2) evidence satisfactory to it that the maturity date of each of the Subordinated Notes (as defined in the Limited Waiver and Consent dated as of April 30, 2001 (the "April Waiver")) issued in connection with the Director Loans (as defined in the April Waiver) has been extended to March 15, 2002; and

               (3) such other documents as the Administrative Agent may reasonably require.

                                  SECTION 8.
                                 MISCELLANEOUS

          A.   Effect of Amendment.  Except as specifically provided herein,
               -------------------
this Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Forbearance Agreement, the Credit Agreement or the other Loan Documents, and all terms and conditions of the Forbearance Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

          On and after the Fifth Amendment Effective Date, each reference in the Forbearance Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Forbearance Agreement, and each reference in the Credit Agreement or other Loan Documents to the "Forbearance Agreement", "thereunder", "thereof", or words of like import referring to the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement as modified by this Amendment.

          B.   Fees and Expenses.  The Borrower and each other Credit Party
               -----------------
ratify and affirm their reimbursement and indemnification obligations under
Section 13.2 of the Credit Agreement, including its obligation to pay all legal and other fees and expenses incurred by the Administrative Agent and each of the Lenders in connection with the negotiation, implementation, execution and enforcement of this Amendment to Forbearance Agreement and any acts contemplated hereby. Nothing herein shall be construed to limit, affect, modify or alter the Borrower's obligations under Credit Agreement or elsewhere under the Loan Documents or the Subsidiary Guarantors' obligations under the Subsidiary Guaranty Agreement.

          C.   No Waiver of Rights Under Loan Documents.  Any negotiation
               ----------------------------------------
heretofore or hereafter and any action undertaken pursuant to this Amendment to Forbearance Agreement or any Loan Document or during the Forbearance Period shall not constitute a waiver of any Default or Event of Default (including without limitation any Existing Event of Default) or of any Administrative Agent's or Lender's rights or remedies under the Loan Documents or this Amendment to Forbearance Agreement or prejudice any Administrative Agent's or Lender's rights under the Loan Documents or this Amendment to Forbearance Agreement except to the extent specifically set forth herein. No party shall be bound by any oral agreement, and no rights or liabilities, either expressed or implied, shall arise on the part of any party, or any third party, until and unless the agreement on any given issue has been reduced to a written agreement executed in accordance with the provisions of Section 13.12 of the Credit Agreement. Furthermore, the parties agree that this Amendment to Forbearance Agreement may be amended, replaced or supplemented only by a written agreement executed in accordance with the provisions of Section 13.12 of the Credit Agreement.

          D.   No Waiver of Remedies.  The Administrative Agent and each Lender
               ---------------------
expressly reserve any and all rights and remedies available to it under this Amendment to Forbearance Agreement, the Loan Documents, any other agreement or at law or in equity or otherwise. No failure to exercise, or delay by the Administrative Agent or any Lender in exercising, any right, power or privilege hereunder or under any Loan Document shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Amendment to Forbearance Agreement and the Loan Documents are cumulative and not exclusive of each other or of any right or remedy provided by law or equity or otherwise. No notice to or demand upon the Borrower or any other Credit Party, in any instance shall, in itself, entitle the Borrower or such other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to any other or further action in any circumstance without notice or demand.

          E.   No Commitment.  This Amendment to Forbearance Agreement is not
               -------------
intended as a commitment by the Administrative Agent or the Lenders to modify the Loan Documents in any respect or otherwise, except as expressly provided herein, and the Administrative Agent and the Lenders hereby specifically confirm that they make no such commitment and specifically advise that no action should be taken by the Borrower based upon any understanding that such a commitment exists or on any expectation that any such commitment will be made in the future.

          F.   Time is of the Essence.  Time shall be of the strictest essence
               ----------------------
in the performance of each and every one of the Borrower's obligations hereunder and under the Loan Documents, including without limitation, the obligations to make payments to the Administrative Agent and Lenders, to furnish information to the Administrative Agent and Lenders and to comply with all reporting requirements.

          G.   Voluntary Agreement.  Each of the Borrower, the Subsidiary
               -------------------
Guarantors, the Administrative Agent and the Lenders understands that this is a legally binding agreement that may affect such party's rights. Each represents to the other that it has received legal advice from counsel of its choice in connection with the negotiation, drafting, meaning and legal significance of this Amendment to Forbearance Agreement and that it is satisfied with its legal counsel and the advice received from it. The Borrower and each other Credit Party (i) have entered into this

Amendment to Forbearance Agreement freely and voluntarily, without coercion, duress, distress or undue influence by the Administrative Agent or the Lenders or any other person or entity affiliated with the Borrower or the other Credit Parties or any of their respective directors, offices, partners, agents or employees and (ii) acknowledge and agree that the terms and provisions of this Amendment to Forbearance Agreement do not conflict with and are consistent with the manner in which it has determined to conduct its affairs. The Borrower and each other Credit Party acknowledge and agree that this Amendment to Forbearance Agreement is a Loan Document.

          H.   Construction.  Should any provision of this Amendment to
               ------------
Forbearance Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms of this Amendment to Forbearance Agreement shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.

          I.   Entire Agreement; Other Matters.  This Amendment to Forbearance
               -------------------------------
Agreement constitutes the entire agreement of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders concerning the subject matter hereof, and all prior or contemporaneous understandings, oral representations or agreements had among the parties with respect to the subject matter hereof are merged in, and are contained in, this Amendment to Forbearance Agreement. This Amendment to Forbearance Agreement is not intended to confer any rights or benefits on any parties other than the parties hereto and their respective successors and assigns. If any provision of this Amendment to Forbearance Agreement shall be unenforceable under applicable law, such provision shall be ineffective without invalidating the remaining provisions of this Amendment to Forbearance Agreement.

          J.   Binding Agreement.  On and as of the Fifth Amendment Effective
               -----------------
Date, this Amendment to Forbearance Agreement shall be effective as to and for the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders, and thereupon shall be binding upon and inure to the benefit of each of such signatory parties and their respective heirs, successors and assigns, except that neither the Borrower nor any Subsidiary Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and each of the Lenders.

          K.   Effect on Loan Documents.  The Credit Agreement and other Loan
               ------------------------
Documents, including the Subsidiary Guaranty Agreement, continue in full force and effect in accordance with their respective terms. Nothing contained herein shall constitute a waiver of any Existing Event of Default or future Default or Event of Default.

          L.   Headings.  Section and subsection headings in this Amendment to
               --------
Forbearance Agreement are included herein for convenience of reference only and shall not constitute a part of Amendment to Forbearance Agreement for any other purpose or be given any substantive effect.

          M.   Applicable Law.  THIS AMENDMENT TO FORBEARANCE AGREEMENT AND THE
               --------------
RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER

SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          N.   Counterparts.  This Amendment to Forbearance Agreement may be
               ------------
executed in any number of counterparts, including by telecopy, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Forbearance Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent

                              By: /s/ Matthew Berk
                                  -------------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer


                              CREDIT LYONNAIS, NEW YORK BRANCH,
                              as a Lender

                              By: /s/ John Charles Van Essche
                                  -------------------------------------
                                  Name:  John Charles Van Essche
                                  Title: Vice President


                              SUNTRUST BANK, as a Lender

                              By: /s/ Samuel M. Ballesteros
                                  -------------------------------------
                                  Name:  Samuel M. Ballesteros
                                  Title: Director


                              FLEET NATIONAL BANK, as a Lender

                              By: /s/ Fred P. Lucy, II
                                  -------------------------------------
                                  Name:  Fred P. Lucy, II
                                  Title: Vice President


                              SOUTHTRUST BANK, as a Lender

                              By: /s/ B. E. Dishman
                                  -------------------------------------
                                  Name:  B. E. Dishman
                                  Title: Group Vice President

                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEEBANK BA "RABOBANK
                                 NEDERLAND", NEW YORK BRANCH, as a
                                 Lender

                                 By: /s/ James S. Cunningham   /s/ John McMahan
                                     -------------------------------------------
                                     Name:  James S. Cunningham   John McMahan
                                     Title: Managing Director     Vice President
                                            Chief Risk Officer


                                 BANK OF AMERICA, N.A., as a Lender

                                 By: /s/ Joseph M. Martens
                                     --------------------------------------
                                     Name:  Joseph M. Martens
                                     Title: Senior Vice President


                                 AMSOUTH BANK, as a Lender

                                 By: /s/ William R. Hoog
                                     --------------------------------------
                                     Name:  William R. Hoog
                                     Title: Vice president


                                 HIBERNIA NATIONAL BANK, as a Lender

                                 By: /s/ Tammy Angelety
                                     --------------------------------------
                                     Name:  Tammy Angelety
                                     Title: Vice President


                                 FIFTH THIRD BANK, CENTRAL OHIO, as a Lender

                                 By: /s/ Mark Ransom
                                     --------------------------------------
                                     Name:  Mark Ransom
                                     Title: Vice President

                                 BORROWER:

                                 PLANVISTA CORPORATION, as Borrower

                                 By: /s/ Phillip S. Dingle
                                     --------------------------------------
                                     Phillip S. Dingle
                                     Chairman and Chief Executive Officer


                                 OTHER CREDIT PARTIES:


                                 PLANVISTA SOLUTIONS, INC. (f/k/a
                                 NATIONAL PREFERRED PROVIDER
                                 NETWORK, INC.)

                                 By: /s/ Phillip S. Dingle
                                     --------------------------------------
                                     Phillip S. Dingle
                                     Chief Executive Officer


                                 NATIONAL NETWORK SERVICES, INC.


                                 By: /s/ Phillip S. Dingle
                                     --------------------------------------
                                     Phillip S. Dingle
                                     Secretary and Treasurer


                                 QUALITY MEDICAL ADMINISTRATORS, INC.


                                 By: /s/ Phillip S. Dingle
                                     --------------------------------------
                                     Phillip S. Dingle
                                     Secretary and Treasurer


                                 HPS OF DELAWARE LLC (f/k/a CENTRA
                                 HEALTHPLAN LLC)


                                 By: /s/ Phillip S. Dingle
                                     --------------------------------------
                                     Phillip S. Dingle
                                     President

                                 HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                 BENEFIT SERVICES, INC.)

                                 By: /s/ Phillip S. Dingle
                                     --------------------------------------
                                     Phillip S. Dingle
                                     President


                                 HPS OF MISSOURI, INC. (f/k/a REH
                                 AGENCY OF MISSOURI, INC.)

                                 By: /s/ Phillip S. Dingle
                                     --------------------------------------
                                     Phillip S. Dingle
                                     Secretary and Treasurer

                             PLANVISTA CORPORATION

                   SIXTH AMENDMENT TO FORBEARANCE AGREEMENT

          THIS SIXTH AMENDMENT TO FORBEARANCE AGREEMENT (this "Amendment to Forbearance Agreement") is dated as of March 15, 2002, by and among PLANVISTA CORPORATION (f/k/a HEALTHPLAN SERVICES CORPORATION), a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001, the Limited Waiver and Consent thereto dated as of May 4, 2001, the Limited Waiver and Extension thereto dated as of June 15, 2001, the Third Amendment and Limited Waiver thereto dated as of July 2, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement") and (ii) that certain Forbearance Agreement dated as of September 1, 2001 by and among the Borrower, the Credit Parties listed on the signature pages thereto, the Lenders and the Administrative Agent (as amended by the First Amendment thereto dated as of September 30, 2001, the Second Amendment and Limited Waiver thereto dated as of October 19, 2001, the Third Amendment and Limited Waiver thereto dated as of November 11, 2001, the Fourth Amendment and Limited Waiver thereto dated as of December 14, 2001, the Fifth Amendment and Limited Waiver thereto dated as of January 31, 2002 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Forbearance Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Forbearance Agreement, except to the extent not defined herein or therein such terms shall have the meanings ascribed to them in the Credit Agreement.

                                R E C I T A L S
                                ---------------

     A. Each of the Existing Events of Default listed in clause A of the recitals to the Forbearance Agreement is continuing.

     B. The Borrower and the Administrative Agent and Lenders have agreed in principle to the terms set forth in that certain Proposed Summary of Key Terms and Conditions for Restructured Credit Facilities (the "Term Sheet") which summarizes certain significant terms and conditions of a restructuring of the existing credit facilities outstanding under the Credit Agreement and the Forbearance Agreement (the "Restructuring").

     C. The Borrower has requested that the Administrative Agent and Lenders enter into this Amendment to Forbearance Agreement in order to, among other things, permit additional time to consummate the Restructuring, and the Administrative Agent and the Lenders have agreed to do so, but only to the extent, and on the terms, set forth expressly below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

                                  SECTION 1.
                                ACKNOWLEDGMENTS

     A. The Borrower and each other Credit Party acknowledge that each of the Existing Events of Default is continuing.

     B. Each of the Borrower and each other Credit Party acknowledges and agrees with the Administrative Agent and each of the Lenders that: (i) it has no claim or cause of action against the Administrative Agent or any of the Lenders (or any of the Administrative Agent's or any Lender's directors, officers, shareholders, employees, agents or affiliates); and (ii) it has no offset, right, counterclaim or defense of any kind against or with respect to any of the Obligations. The Administrative Agent and each of the Lenders desire (and the Borrower and each other Credit Party agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Administrative Agent or any of the Lenders. Therefore, each of the Borrower and each other Credit Party on behalf of itself and each of its Subsidiaries and Affiliates unconditionally, freely, voluntarily and after consultation with counsel releases, waives and forever discharges the Administrative Agent and each of the Lenders, and their respective directors, officers, shareholders, employees, agents and affiliates,
(x) from any and all claims, liabilities, obligations, duties, promises or indebtedness of any kind (if any), known or unknown, and (y) from all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or any of the other Credit Parties might otherwise have against the Administrative Agent or any of the Lenders or any of the Administrative Agent's or any of the Lenders' directors, officers, shareholders, employees, agents or affiliates, in either case set forth in clauses (x) or (y) above in this Section 1.B, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed arose or occurred at any time prior to the date hereof.

     C. The Borrower and each other Credit Party hereby ratify and reaffirm the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Documents, to the Administrative Agent, for itself and on behalf of the several Lenders, as collateral security for the Obligations, and acknowledge that all of such Liens and security interests, and all collateral heretofore pledged as security for the Obligations, continue to be and remain collateral for the Obligations from and after the date hereof. Without limiting the foregoing, the Borrower and each other Credit Party acknowledge and agree that, pursuant and subject to the Security Documents, the Administrative Agent, for itself and on behalf of all of the Lenders, is entitled to receive and apply all proceeds of Collateral.

                                  SECTION 2.
                    AMENDMENT TO THE FORBEARANCE AGREEMENT

          Amendment to Section 3.A.  The first sentence of Section 3.A of the
          ------------------------
Forbearance Agreement is hereby amended and restated in its entirety as follows:

     "Subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Sections 4 and 5 of this Agreement, the Administrative Agent and the Lenders signatory hereto (the 'Forbearing Lenders') agree to forbear from taking Enforcement Actions in respect of the Obligations as a result of the Existing Events of Default for the period (the 'Forbearance Period') from the date hereof through and including the earlier of: (i) March 29, 2002; (ii) the date upon which the Borrower indicates, or the Administrative Agent determines in its sole discretion, that the Borrower is unable to consummate the Restructuring; or
     (iii) the date upon which any of the Forbearance Conditions is not satisfied or ceases to continue to be satisfied (the earlier of clause (i), (ii) or (iii) being referred to as the 'Forbearance Termination Date')."

                                  SECTION 3.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Amendment to Forbearance Agreement, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A.  Authorization; Binding Obligations.  Each Credit Party has all
              ----------------------------------
requisite corporate power and authority to enter into this Amendment to Forbearance Agreement. The execution, delivery and performance of this Amendment to Forbearance Agreement have been duly authorized by all necessary corporate action by each Credit Party. This Amendment to Forbearance Agreement has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). The Credit Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B.  Incorporation of Representations.  Each representation and
              --------------------------------
warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date (as defined below) to the same extent as though made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C.  Absence of Defaults.  Other than the Existing Events of Default,
              -------------------
no event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment to Forbearance Agreement that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment to Forbearance Agreement.

          D.  Financial Projections.  All financial projections concerning the
              ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E.  Performance. The Borrower has performed in all material respects
              -----------
all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                  SECTION 4.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          Each of the Borrower and each other Credit Party executing a counterpart hereto agrees to and acknowledges the terms and provisions of this Amendment to Forbearance Agreement and confirms that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment to Forbearance Agreement, except as specifically provided herein. Each of the Borrower and each other Credit Party executing a counterpart hereof represents and warrants that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                  SECTION 5.
                          CONDITIONS TO EFFECTIVENESS

          This Amendment to Forbearance Agreement shall become effective as of the date hereof (the "Sixth Amendment Effective Date") only upon receipt of the following by the Administrative Agent:

                 (1) counterparts hereof duly executed by each Credit Party and the Required Lenders and written or telephonic notification of such execution and authorization of delivery thereof;

                 (2) evidence satisfactory to it that the maturity date of each of the Subordinated Notes (as defined in the Limited Waiver and Consent dated as of April 30, 2001

(the "April Waiver")) issued in connection with the Director Loans (as defined in the April Waiver) has been extended to March 29, 2002; and

                 (3) such other documents as the Administrative Agent may reasonably require.

                                  SECTION 6.
                                 MISCELLANEOUS

          A.  Effect of Amendment.  Except as specifically provided herein, this
              -------------------
Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Forbearance Agreement, the Credit Agreement or the other Loan Documents, and all terms and conditions of the Forbearance Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

          On and after the Sixth Amendment Effective Date, each reference in the Forbearance Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Forbearance Agreement, and each reference in the Credit Agreement or other Loan Documents to the "Forbearance Agreement", "thereunder", "thereof", or words of like import referring to the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement as modified by this Amendment.

          B.  Fees and Expenses.  The Borrower and each other Credit Party
              -----------------
ratify and affirm their reimbursement and indemnification obligations under
Section 13.2 of the Credit Agreement, including its obligation to pay all legal and other fees and expenses incurred by the Administrative Agent and each of the Lenders in connection with the negotiation, implementation, execution and enforcement of this Amendment to Forbearance Agreement and any acts contemplated hereby. Nothing herein shall be construed to limit, affect, modify or alter the Borrower's obligations under Credit Agreement or elsewhere under the Loan Documents or the Subsidiary Guarantors' obligations under the Subsidiary Guaranty Agreement.

          C.  No Waiver of Rights Under Loan Documents.  Any negotiation
              ----------------------------------------
heretofore or hereafter and any action undertaken pursuant to this Amendment to Forbearance Agreement or any Loan Document or during the Forbearance Period shall not constitute a waiver of any Default or Event of Default (including without limitation any Existing Event of Default) or of any Administrative Agent's or Lender's rights or remedies under the Loan Documents or this Amendment to Forbearance Agreement or prejudice any Administrative Agent's or Lender's rights under the Loan Documents or this Amendment to Forbearance Agreement except to the extent specifically set forth herein. No party shall be bound by any oral agreement, and no rights or liabilities, either expressed or implied, shall arise on the part of any party, or any third party, until and unless the agreement on any given issue has been reduced to a written agreement executed in accordance with the provisions of Section 13.12 of the Credit Agreement. Furthermore, the parties agree that this Amendment to Forbearance Agreement may be amended, replaced or supplemented only by a written agreement executed in accordance with the provisions of Section 13.12 of the Credit Agreement.

          D.  No Waiver of Remedies.  The Administrative Agent and each Lender
              ---------------------
expressly reserve any and all rights and remedies available to it under this Amendment to Forbearance Agreement, the Loan Documents, any other agreement or at law or in equity or otherwise. No failure to exercise, or delay by the Administrative Agent or any Lender in exercising, any right, power or privilege hereunder or under any Loan Document shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Amendment to Forbearance Agreement and the Loan Documents are cumulative and not exclusive of each other or of any right or remedy provided by law or equity or otherwise. No notice to or demand upon the Borrower or any other Credit Party, in any instance shall, in itself, entitle the Borrower or such other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to any other or further action in any circumstance without notice or demand.

          E.  No Commitment.  This Amendment to Forbearance Agreement is not
              -------------
intended as a commitment by the Administrative Agent or the Lenders to modify the Loan Documents in any respect or otherwise, except as expressly provided herein, and the Administrative Agent and the Lenders hereby specifically confirm that they make no such commitment and specifically advise that no action should be taken by the Borrower based upon any understanding that such a commitment exists or on any expectation that any such commitment will be made in the future.

          F.  Time is of the Essence.  Time shall be of the strictest essence in
              ----------------------
the performance of each and every one of the Borrower's obligations hereunder and under the Loan Documents, including without limitation, the obligations to make payments to the Administrative Agent and Lenders, to furnish information to the Administrative Agent and Lenders and to comply with all reporting requirements.

          G.  Voluntary Agreement.  Each of the Borrower, the Subsidiary
              -------------------
Guarantors, the Administrative Agent and the Lenders understands that this is a legally binding agreement that may affect such party's rights. Each represents to the other that it has received legal advice from counsel of its choice in connection with the negotiation, drafting, meaning and legal significance of this Amendment to Forbearance Agreement and that it is satisfied with its legal counsel and the advice received from it. The Borrower and each other Credit Party (i) have entered into this Amendment to Forbearance Agreement freely and voluntarily, without coercion, duress, distress or undue influence by the Administrative Agent or the Lenders or any other person or entity affiliated with the Borrower or the other Credit Parties or any of their respective directors, offices, partners, agents or employees and (ii) acknowledge and agree that the terms and provisions of this Amendment to Forbearance Agreement do not conflict with and are consistent with the manner in which it has determined to
conduct its affairs.   The Borrower and each other Credit Party acknowledge and
agree that this Amendment to Forbearance Agreement is a Loan Document.

          H.  Construction.  Should any provision of this Amendment to
              ------------
Forbearance Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms of this Amendment to Forbearance Agreement shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.

          I.   Entire Agreement; Other Matters.  This Amendment to Forbearance
               -------------------------------
Agreement constitutes the entire agreement of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders concerning the subject matter hereof, and all prior or contemporaneous understandings, oral representations or agreements had among the parties with respect to the subject matter hereof are merged in, and are contained in, this Amendment to Forbearance Agreement. This Amendment to Forbearance Agreement is not intended to confer any rights or benefits on any parties other than the parties hereto and their respective successors and assigns. If any provision of this Amendment to Forbearance Agreement shall be unenforceable under applicable law, such provision shall be ineffective without invalidating the remaining provisions of this Amendment to Forbearance Agreement.

          J.   Binding Agreement.  On and as of the Sixth Amendment Effective
               -----------------
Date, this Amendment to Forbearance Agreement shall be effective as to and for the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders, and thereupon shall be binding upon and inure to the benefit of each of such signatory parties and their respective heirs, successors and assigns, except that neither the Borrower nor any Subsidiary Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and each of the Lenders.

          K.   Effect on Loan Documents.  The Credit Agreement and other Loan
               ------------------------
Documents, including the Subsidiary Guaranty Agreement, continue in full force and effect in accordance with their respective terms. Nothing contained herein shall constitute a waiver of any Existing Event of Default or future Default or Event of Default.

          L.   Headings.  Section and subsection headings in this Amendment to
               --------
Forbearance Agreement are included herein for convenience of reference only and shall not constitute a part of Amendment to Forbearance Agreement for any other purpose or be given any substantive effect.

          M.   Applicable Law.  THIS AMENDMENT TO FORBEARANCE AGREEMENT AND THE
               --------------
RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          N.   Counterparts.  This Amendment to Forbearance Agreement may be
               ------------
executed in any number of counterparts, including by telecopy, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Forbearance Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        FIRST UNION NATIONAL BANK,
                                        as a Lender and as Administrative Agent

                                        By:  /s/ Matthew Berk
                                             ----------------------------------
                                             Name:  Matthew Berk
                                             Title: Authorized Officer


                                        CREDIT LYONNAIS, NEW YORK BRANCH,
                                        as a Lender

                                        By:  /s/ John Charles Van Essche
                                             ----------------------------------
                                             Name:  John Charles Van Essche
                                             Title: Vice President


                                        SUNTRUST BANK, as a Lender

                                        By:  /s/ Samuel M. Ballesteros
                                             ----------------------------------
                                             Name:  Samuel M. Ballesteros
                                             Title: Director


                                        FLEET NATIONAL BANK, as a Lender

                                        By:  /s/ Fred P. Lucy, II
                                             ----------------------------------
                                             Name:  Fred P. Lucy, II
                                             Title: Vice President


                                        SOUTHTRUST BANK, as a Lender

                                        By:  /s/ B. E. Dishman
                                             ----------------------------------
                                             Name:  B. E. Dishman
                                             Title: Group Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a
                              Lender

                              By:  /s/ James S. Cunningham  /s/ John McMahan
                                   -----------------------------------------
                                   Name:  James S. Cunningham    John McMahan
                                   Title: Managing Director      Vice President
                                          Chief Risk Officer


                              BANK OF AMERICA, N.A., as a Lender

                              By:  /s/ Joseph M. Martens
                                   ----------------------------------
                                   Name:  Joseph M. Martens
                                   Title: Senior Vice President


                              AMSOUTH BANK, as a Lender

                              By:  /s/ William R. Hoog
                                   ----------------------------------
                                   Name:  William R. Hoog
                                   Title: Vice president


                              HIBERNIA NATIONAL BANK, as a Lender

                              By:  /s/ Tammy Angelety
                                   ----------------------------------
                                   Name:  Tammy Angelety
                                   Title: Vice President


                              FIFTH THIRD BANK, CENTRAL OHIO, as a Lender

                              By:  /s/ Mark Ransom
                                   ----------------------------------
                                   Name:  Mark Ransom
                                   Title: Vice President

                                        BORROWER:

                                        PLANVISTA CORPORATION, as Borrower

                                        By:  /s/ Phillip S. Dingle
                                             ----------------------------------
                                             Phillip S. Dingle
                                             Chairman and Chief Executive
                                             Officer


                                        OTHER CREDIT PARTIES:

                                        PLANVISTA SOLUTIONS, INC. (f/k/a
                                        NATIONAL PREFERRED PROVIDER
                                        NETWORK, INC.)


                                        By:  /s/ Phillip S. Dingle
                                             ----------------------------------
                                             Phillip S. Dingle
                                             Chief Executive Officer


                                        NATIONAL NETWORK SERVICES, INC.

                                        By:  /s/ Phillip S. Dingle
                                             ----------------------------------
                                             Phillip S. Dingle
                                             Secretary and Treasurer


                                        QUALITY MEDICAL ADMINISTRATORS, INC.

                                        By:  /s/ Phillip S. Dingle
                                             ----------------------------------
                                             Phillip S. Dingle
                                             Secretary and Treasurer


                                        HPS OF DELAWARE LLC (f/k/a CENTRA
                                        HEALTHPLAN LLC)

                                        By:  /s/ Phillip S. Dingle
                                             ----------------------------------
                                             Phillip S. Dingle
                                             President

                                        HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                        BENEFIT SERVICES, INC.)


                                        By:  /s/ Phillip S. Dingle
                                             ----------------------------------
                                             Phillip S. Dingle
                                             President


                                        HPS OF MISSOURI, INC. (f/k/a REH
                                        AGENCY OF MISSOURI, INC.)


                                        By:  /s/ Phillip S. Dingle
                                             ----------------------------------
                                             Phillip S. Dingle
                                             Secretary and Treasurer